MAINSTAY FUNDS

Supplement dated March 28, 2008 (“Supplement”)
to the Statement of Additional Information dated February 28, 2008 (“SAI”)

This Supplement updates certain information contained in the above-dated SAI for Eclipse Funds and Eclipse Funds Inc. (the “Funds”). You may obtain a copy of the Funds’ Prospectus and SAI free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Funds’ website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

1) Effective today, March 28, 2008, all references to Brian A. Murdock in the SAI are hereby removed; including those references on pages 70, 71 and 75.

2) Replace the paragraph entitled “Conflicts of Interest” on page 93, with the following:

When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds’ and the Manager’s proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund’s Board or a designated committee of the Adviser, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Fund’s Board, or a designated committee of the Manager, so that the Board, or the committee may vote the proxies itself. In the case of proxies received in a fund-of-fund structure, whereby the Manager, on behalf of a Fund receives proxies in its capacity as a shareholder in an underlying fund, the Manager may vote in accordance with the recommendations of an independent service provider or echo the vote of the other shareholders in those underlying funds. As part of its delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

3) Replace the first bulleted paragraph entitled “Board of Directors” under the section entitled “Guideline Examples” on page 94, with the following:

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Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity. Also, the Manager/Subadvisor will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, the Manager will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, the Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the Company has poor compensation practices.

4) Replace the fourth bulleted paragraph entitled “Executive and Director Compensation” under the section entitled “Guideline Examples” on page 94, with the following:

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Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals, which set absolute levels on compensation or dictate amount or form of compensation.

5) Replace the paragraph entitled “Fund’s Proxy Voting Records” on page 95, with the following:

Fund’s Proxy Voting Record. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Funds’ website at www.mainstayfunds.com, or on the SEC’s website at www.sec.gov.

Please Retain This Supplement For Your Future Reference.